Computational Materials for BAYVIEW FINANCIAL, Series 2004-A

ABS New Transaction

Computational Materials

$[440,000,000] (approximate)

BayView Financial

Mortgage Pass-Through Certificates,

Series 2004-A

Wells Fargo Bank Minnesota N.A

Master Servicer

Wachovia Bank

Trustee

March 29, 2004

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Computational Materials for BAYVIEW FINANCIAL, Series 2004-A

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Computational Materials for BAYVIEW FINANCIAL, Series 2004-A

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen	(212) 449-0752
Paul Park	(212) 449-6380
Tom Saywell	(212) 449-2122
Fred Hubert	(212) 449-5071
Alan Chan	(212) 449-8140
Alice Chang	(212) 449-1701
Sonia Lee	(212) 449-5067
Amanda de Zutter	(212) 449-0425

Trading

Scott Soltas	(212) 449-3659
Charles Sorrentino	(212) 449-3659

Research

Glenn Costello	(212) 449-4457

Rating Agencies

Fitch
Stephen Lei	(212) 908-0778
Moody’s
Christine Lachnicht	(212) 553-4586
S&P
Bridget Steers	(212) 438-2610

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF MARCH 1, 2004 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE

LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT

SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERMS SHEETS, IF ANY.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance		$410,264,003
Aggregate Original Principal Balance		$453,647,751
Number of Mortgage Loans		4,684
	Minimum	Maximum	Average(1)
Original Principal Balance	$5,500	$2,000,000	$96,851
Outstanding Principal Balance	$2,540	$1,987,554	$87,588
	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	12	505	318
Stated remaining Term (mos)	1	474	275
Loan Age (mos)	0	402	43
Current Interest Rate	1.000%	17.700%	7.704%
Periodic Rate Cap(3)(4)	1.000%	7.500%	1.703%
Gross Margin(3)	0.000%	11.250%	3.627%
Maximum Mortgage Rate(3)(4)	6.000%	25.000%	13.033%
Minimum Mortgage Rate(3)(4)	0.250%	14.750%	5.301%
Months to Roll(3)	1	114	20
Current Loan-to-Value	0.70%	124.98%	73.10%
Credit Score(4)	468	842	657
	Earliest	Latest
Maturity Date	02/16/04	09/01/43

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	1.37%
		1985	0.44
Loan Type		1986	0.63
Adjustabel Rate	37.74%	1987	0.77
Fixed Rate	62.26	1988	1.08
		1989	0.69
Occupancy		1990	0.74
Primary	76.07%	1991	0.71
Investment	21.79	1992	1.17
Second Home	2.13	1993	2.50
		1994	2.10
Property Type		1995	1.67
Single Family	61.24%	1996	2.27
Planned Unit Development	8.10	1997	2.86
Condominium	6.30	1998	5.67
2-4 Family	5.62	1999	8.67
Multi-Family	4.87	2000	9.26
Single Family (other)(5)	4.42	2001	9.63
Commercial (other)(6)	3.34	2002	6.72
Manufactured Housing and Mobile Homes	2.11	2003	36.20
Mixed Used	1.26	2004	4.82
Restaurant	0.88
Office	0.83	Loan Purpose
Retail	0.76	Purchase	54.91%
Cooperative	0.25	Cashout Refinance	26.93
		Rate/Term Refinance	18.16

1)

Sum of Principal Balance divided by total number of loans.

2)

Weighted by Outstanding Principal Balance.

3)

ARM loans only.

4)

Minimum and Weighting only for loans with values.

5)

Includes cooperatives, undeveloped residential land, mobile housing, manufactured housing, duplexes and townhouses.

6)

Includes day care centers, funeral homes, hotels, motels, warehouses, marinas, self-storage facilities, auto repair centers, auto sales centers, gas stations, churches, mobile home parks, industrial properties, agricultural properties, and special purposes properties.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Category	A/Alt A	Insured	Subprime	Total
Percent of Total	50.31%	8.20%	41.49%	100.00%
Fixed	57.32%	74.15%	65.91%	62.26%
ARM	42.68%	25.85%	34.09%	37.74%
Current Balance	$206,413,767	$33,649,534	$170,200,703	$410,264,003
Loan Count	1,837	434	2,413	4,684
Average Balance	$112,365	$77,533	$70,535	$87,588
%=>$200,000	52.22%	17.44%	24.17%	37.73%
%=>$500,000	18.44%	0.00%	4.77%	11.26%
Gross WAC	6.937%	6.884%	8.796%	7.704%
WAM (mos)	279	290	267	275
WA Age (mos)	37	64	45	43
WA Orig. Term (mos)	317	354	312	318
Balloon	4.54%	0.49%	5.63%	4.66%
Fully Amortizing	95.46%	99.51%	94.37%	95.34%
First Lien	100.00%	100.00%	100.00%	100.00%
WA FICO (non-zero)	714	613	592	657
% below 640	0.00%	64.84%	77.46%	37.45%
WA Current LTV	72.09%	85.40%	71.88%	73.10%
WA Margin(1)	3.175%	2.496%	4.484%	3.627%
WA Lifetime Cap (non-zero)(1)	12.542%	10.138%	14.505%	13.033%
WA Next Rate Adj.(mos)(1)	25	11	14	20
Property Type:
Single-Family Dwelling	53.34%	68.08%	69.48%	61.24%
2-4 Family Dwelling	5.95%	6.88%	4.98%	5.62%
Condo	6.25%	7.94%	6.04%	6.30%
PUD	8.65%	13.50%	6.36%	8.10%
Small Balance Comm.	7.08%	0.00%	5.44%	5.82%
Multi-Family	8.97%	0.00%	0.86%	4.87%
Mixed Use	1.72%	0.00%	0.96%	1.26%
Co-op	0.32%	0.00%	0.21%	0.25%
Other	7.73%	3.59%	5.66%	6.53%
Occupancy Status:
Owner Occupied	68.78%	91.09%	81.95%	76.07%
Investor Property	28.14%	8.21%	16.78%	21.79%
Second Home	3.08%	0.69%	1.27%	2.13%
Loan Purpose:
Purchase Money	54.65%	76.04%	51.05%	54.91%
Cash Out/Refinance	24.63%	6.77%	33.71%	26.93%
Rate Term/Refinance	20.72%	17.19%	15.24%	18.16%
Insurance:
FHA/VA	0.00%	56.80%	0.00%	4.66%
Conventional MI	9.15%	43.01%	0.00%	8.13%
Lender-paid MI	0.00%	0.00%	0.00%	0.00%
Non-MI	90.85%	0.19%	100.00%	87.21%
Geographic Location > 5% of Total:
Texas	9.89%	11.42%	16.15%	12.61%
Florida	8.78%	10.79%	16.60%	12.19%
California	16.88%	6.01%	7.08%	11.93%
Puerto Rico	3.45%	0.43%	11.01%	6.34%
New York	6.35%	8.44%	4.97%	5.95%
Other	54.65%	62.90%	44.18%	50.98%
Delinquency Status:
Current	100.00%	84.77%	86.24%	93.04%
30-59 days	0.00%	15.23%	13.76%	6.96%
60+ days	0.00%	0.00%	0.00%	0.00%
Index:(1)
1 Year US Treasury	38.67%	94.10%	23.70%	36.17%
Prime Rate	21.52%	0.00%	41.19%	27.69%
6 Month LIBOR	20.68%	5.51%	28.20%	22.64%
1 Year LIBOR	8.38%	0.00%	2.39%	5.66%
5 Year US Treasury	4.13%	0.13%	0.62%	2.59%
COFI	1.96%	0.26%	1.24%	1.60%
3 Year US Treasury	2.24%	0.00%	0.81%	1.58%
1 Month LIBOR	2.05%	0.00%	0.70%	1.43%
6 Month US Treasury	0.33%	0.00%	0.46%	0.36%
Other	0.04%	0.00%	0.69%	0.28%

1)

For Adjustable Rate Loans Only.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
	Number of	Aggregate	Percent of	Weighted	Average	Average	Average
	Mortgage	Principal	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Principal Balance	Coupon	Balance	Score	LTV
5,500.00 to 49,999.99	1,850	$47,460,853.76	11.57%	9.573%	$25,654.52	620	69.08%
50,000.00 to 99,999.99	1,543	95,964,564.10	23.39	8.722	62,193.50	625	75.12
100,000.00 to 149,999.99	548	61,526,247.91	15.00	7.672	112,274.18	650	77.03
150,000.00 to 199,999.99	253	40,355,116.61	9.84	7.381	159,506.39	656	77.30
200,000.00 to 249,999.99	162	32,053,088.10	7.81	7.142	197,858.57	673	74.07
250,000.00 to 299,999.99	88	21,589,959.86	5.26	6.788	245,340.45	673	73.56
300,000.00 to 349,999.99	71	21,382,340.93	5.21	7.089	301,159.73	696	74.17
350,000.00 to 399,999.99	55	19,703,087.32	4.80	6.887	358,237.95	692	70.19
400,000.00 to 449,999.99	27	10,903,884.69	2.66	6.472	403,847.58	695	69.50
450,000.00 to 499,999.99	19	8,240,203.59	2.01	6.051	433,694.93	682	68.96
500,000.00 to 549,999.99	13	6,402,792.50	1.56	6.500	492,522.50	673	68.30
550,000.00 to 599,999.99	9	4,929,363.55	1.20	6.876	547,707.06	689	70.46
600,000.00 to 649,999.99	10	5,488,975.74	1.34	6.336	548,897.57	705	69.71
650,000.00 to 699,999.99	4	2,611,535.60	0.64	4.986	652,883.90	675	69.58
700,000.00 to 749,999.99	8	5,670,480.98	1.38	6.036	708,810.12	700	68.84
750,000.00 to 799,999.99	2	1,565,401.86	0.38	9.396	782,700.93	652	54.56
800,000.00 to 849,999.99	4	3,279,529.59	0.80	4.801	819,882.40	693	74.36
850,000.00 to 899,999.99	3	2,586,219.38	0.63	5.648	862,073.13	744	71.35
950,000.00 to 999,999.99	3	2,774,587.72	0.68	6.008	924,862.57	718	67.86
1,000,000.00 to 1,049,999.99	3	2,747,388.49	0.67	7.523	915,796.16	735	55.53
1,050,000.00 to 1,099,999.99	1	1,064,531.35	0.26	3.375	1,064,531.35	674	59.97
1,100,000.00 to 1,149,999.99	1	1,042,927.93	0.25	9.000	1,042,927.93	813	94.81
1,200,000.00 to 1,249,999.99	1	1,187,056.89	0.29	6.375	1,187,056.89	695	69.19
1,250,000.00 to 1,299,999.99	1	1,248,202.81	0.30	7.250	1,248,202.81	651	79.76
1,500,000.00 to 1,549,999.99	1	1,517,202.01	0.37	6.800	1,517,202.01	739	79.85
1,550,000.00 to 1,599,999.99	1	1,517,144.30	0.37	8.750	1,517,144.30	674	54.18
2,000,000.00	3	5,451,315.77	1.33	4.266	1,817,105.26	738	44.83
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans is approximately $9 6 ,851.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Principal Balances of the Mortgage Loans as of the Cut-off Date

						Weighted	Weighted
	Number of	Aggregate	Percent of	Weighted	Average	Average	Average
	Mortgage	Principal	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Principal Balance	Coupon	Balance	Score	LTV
2,540.33 to 49,999.99	2,176	$59,740,699.35	14.56%	9.270%	$27,454.37	628	66.42%
50,000.00 to 99,999.99	1,359	94,825,116.92	23.11	8.600	69,775.66	628	75.72
100,000.00 to 149,999.99	489	59,883,843.23	14.60	7.741	122,461.85	648	77.19
150,000.00 to 199,999.99	238	41,030,108.75	10.00	7.309	172,395.41	659	77.41
200,000.00 to 249,999.99	131	29,265,743.15	7.13	7.038	223,402.62	674	75.07
250,000.00 to 299,999.99	84	23,128,722.49	5.64	7.008	275,341.93	675	75.78
300,000.00 to 349,999.99	57	18,491,046.98	4.51	7.105	324,404.33	695	74.49
350,000.00 to 399,999.99	53	19,795,418.11	4.83	6.494	373,498.45	684	69.89
400,000.00 to 449,999.99	24	10,314,672.29	2.51	6.533	429,778.01	699	71.34
450,000.00 to 499,999.99	16	7,598,444.97	1.85	6.299	474,902.81	664	70.90
500,000.00 to 549,999.99	7	3,698,480.21	0.90	7.001	528,354.32	705	69.57
550,000.00 to 599,999.99	11	6,371,356.27	1.55	6.528	579,214.21	685	69.53
600,000.00 to 649,999.99	7	4,398,021.91	1.07	5.577	628,288.84	705	69.73
650,000.00 to 699,999.99	2	1,375,359.29	0.34	4.914	687,679.65	743	69.26
700,000.00 to 749,999.99	6	4,328,395.61	1.06	6.367	721,399.27	687	67.10
750,000.00 to 799,999.99	2	1,580,277.78	0.39	5.137	790,138.89	652	83.73
800,000.00 to 849,999.99	5	4,143,938.76	1.01	6.107	828,787.75	709	67.18
850,000.00 to 899,999.99	4	3,523,063.29	0.86	6.469	880,765.82	732	71.67
900,000.00 to 949,999.99	4	3,742,912.92	0.91	6.861	935,728.23	729	55.83
1,000,000.00 to 1,049,999.99	1	1,042,927.93	0.25	9.000	1,042,927.93	813	94.81
1,050,000.00 to 1,099,999.99	1	1,064,531.35	0.26	3.375	1,064,531.35	674	59.97
1,150,000.00 to 1,199,999.99	1	1,187,056.89	0.29	6.375	1,187,056.89	695	69.19
1,200,000.00 to 1,249,999.99	1	1,248,202.81	0.30	7.250	1,248,202.81	651	79.76
1,500,000.00 to 1,549,999.99	3	4,538,709.46	1.11	6.361	1,512,903.15	736	62.61
1,950,000.00 to 1,987,554.20	2	3,946,952.62	0.96	4.554	1,973,476.31	694	41.44
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $87,588.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Mortgage Rates of the Mortgage Loans as of the Cut-off Date

						Weighted	Weighted
	Number of	Aggregate	Percent of	Weighted	Average	Average	Average
	Mortgage	Principal	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Principal Balance	Coupon	Balance	Score	LTV
1.00 to 1.99	4	$167,415.56	0.04%	1.156%	$41,853.89	781	74.87%
2.00 to 2.99	10	301,052.84	0.07	2.689	30,105.28	726	65.17
3.00 to 3.99	74	12,361,858.87	3.01	3.490	167,052.15	691	62.95
4.00 to 4.99	292	40,465,347.80	9.86	4.333	138,579.96	693	72.85
5.00 to 5.99	258	44,652,185.82	10.88	5.540	173,070.49	699	72.05
6.00 to 6.99	391	62,691,943.12	15.28	6.443	160,337.45	692	74.17
7.00 to 7.99	749	76,701,026.59	18.70	7.485	102,404.57	657	74.19
8.00 to 8.99	714	54,409,640.84	13.26	8.387	76,203.98	644	73.05
9.00 to 9.99	777	45,994,459.63	11.21	9.457	59,194.93	635	74.64
10.00 to 10.99	626	33,412,531.68	8.14	10.537	53,374.65	605	74.33
11.00 to 11.99	485	24,637,932.62	6.01	11.572	50,799.86	582	73.05
12.00 to 12.99	204	9,066,990.75	2.21	12.373	44,446.03	613	73.22
13.00 to 13.99	57	3,420,555.98	0.83	13.452	60,009.75	623	54.81
14.00 to 14.99	29	1,564,330.16	0.38	14.378	53,942.42	614	64.93
15.00 to 15.99	6	207,690.71	0.05	15.671	34,615.12	540	68.82
16.00 to 16.99	7	150,430.07	0.04	16.057	21,490.01	620	66.01
17.00 to 17.70	1	58,610.30	0.01	17.700	58,610.30	520	94.53
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.70% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Original Loan-to-Value Ratios of the Mortgage Loans

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
6.01 to 10.00	6	$166,333.74	0.04%	5.502%	$27,722.29	756	11.89%
10.01 to 20.00	22	763,488.54	0.19	7.661	34,704.02	646	12.93
20.01 to 30.00	53	1,751,892.30	0.43	8.557	33,054.57	634	29.27
30.01 to 40.00	75	7,282,367.15	1.78	6.960	97,098.23	711	35.96
40.01 to 50.00	147	13,404,801.24	3.27	7.904	91,189.12	680	42.56
50.01 to 60.00	306	34,500,683.23	8.41	8.414	112,747.33	650	54.17
60.01 to 70.00	521	58,554,818.23	14.27	8.278	112,389.29	653	62.73
70.01 to 80.00	1,134	128,232,886.43	31.26	7.055	113,080.15	678	73.57
80.01 to 90.00	1,094	77,719,305.43	18.94	8.089	71,041.41	640	81.46
90.01 to 95.00	537	35,454,821.25	8.64	8.134	66,023.88	635	87.48
95.01 to 100.00	661	41,136,863.75	10.03	7.476	62,234.29	645	88.79
100.01 to 105.00	96	7,777,563.80	1.90	7.071	81,016.29	646	92.33
105.01 to 110.00	14	1,750,740.77	0.43	5.702	125,052.91	670	86.17
110.01 to 115.00	8	1,104,900.14	0.27	7.173	138,112.52	688	91.80
115.01 to 120.00	3	84,591.05	0.02	8.504	28,197.02	759	78.67
120.01 to 125.00	5	429,012.48	0.10	8.387	85,802.50	626	96.97
130.01 to 137.34	2	148,933.81	0.04	6.133	74,466.91	642	90.13
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans with Original Loan-to-Value Ratios are approximately 6.01% and 137.34%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 78.19%.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Current Loan-to-Value Ratios of the Mortgage Loans

Current Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0.70 to 10.00	54	$634,874.30	0.15%	7.928%	$11,756.93	727	6.66%
10.01 to 20.00	123	2,492,811.28	0.61	7.496	20,266.76	680	15.57
20.01 to 30.00	171	5,191,648.60	1.27	7.698	30,360.52	671	25.65
30.01 to 40.00	232	13,613,967.98	3.32	7.286	58,680.90	683	36.18
40.01 to 50.00	334	22,502,746.74	5.48	7.915	67,373.49	662	45.54
50.01 to 60.00	544	50,365,857.54	12.28	7.867	92,584.30	667	55.85
60.01 to 70.00	712	65,639,791.20	16.00	8.076	92,190.72	650	65.53
70.01 to 80.00	947	112,293,474.34	27.37	7.175	118,578.11	679	76.42
80.01 to 90.00	786	68,130,224.78	16.61	8.003	86,679.68	638	85.64
90.01 to 95.00	372	31,485,190.07	7.67	7.933	84,637.61	645	93.20
95.01 to 100.00	254	26,019,249.19	6.34	7.269	102,437.99	637	97.75
100.01 to 105.00	59	5,006,878.48	1.22	7.792	84,862.35	626	102.29
105.01 to 110.00	36	2,574,775.63	0.63	9.084	71,521.55	577	107.41
110.01 to 115.00	29	2,451,234.26	0.60	8.890	84,525.32	574	112.71
115.01 to 120.00	16	986,466.96	0.24	9.952	61,654.19	547	117.17
120.01 to 124.98	15	874,811.99	0.21	10.894	58,320.80	556	122.36
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 73.10%.

Delinquency Status of the Mortgage Loans

Delinquency Status (days)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0 to 29	4,276	$381,714,076.50	93.04%	7.644%	$89,268.96	662	72.96%
30 to 59	408	28,549,926.84	6.96	8.514	69,975.31	590	75.00
Total	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Number of 30-Day Delinquencies of the Mortgage Loans in the Past 12 Months

30-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	2,775	$262,903,279.41	64.08%	7.472%	$94,739.92	678	73.18%
1	597	52,885,125.69	12.89	7.391	88,584.80	652	73.06
2	243	19,916,239.05	4.85	8.312	81,959.83	635	70.59
3	187	14,744,273.24	3.59	8.145	78,846.38	625	74.03
4	134	9,580,227.65	2.34	7.728	71,494.24	615	72.64
5	138	9,427,079.63	2.30	8.760	68,312.17	595	69.50
6	104	6,903,598.82	1.68	8.507	66,380.76	592	72.13
7	114	6,782,203.62	1.65	8.886	59,493.01	575	76.58
8	100	7,047,734.91	1.72	8.490	70,477.35	562	76.63
9	79	5,724,390.05	1.40	9.684	72,460.63	603	71.91
10	86	5,872,120.57	1.43	8.548	68,280.47	572	68.11
11	73	4,536,980.01	1.11	9.438	62,150.41	568	79.04
12	54	3,940,750.69	0.96	9.079	72,976.86	556	78.94
Total	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Number of 60-Day Delinquencies of the Mortgage Loans in the Past 12 Months

60-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	3,962	$357,642,595.71	87.17%	7.573%	$90,268.20	667	73.03%
1	245	19,778,239.67	4.82	8.271	80,727.51	609	72.17
2	147	10,288,386.69	2.51	8.636	69,989.03	592	75.14
3	76	4,268,221.86	1.04	8.667	56,160.81	562	75.77
4	72	5,359,419.95	1.31	8.379	74,436.39	558	74.24
5	42	2,919,674.66	0.71	9.049	69,516.06	599	74.40
6	47	3,033,876.59	0.74	8.637	64,550.57	555	77.49
7	24	2,102,897.54	0.51	10.313	87,620.73	611	64.49
8	17	1,408,343.64	0.34	8.338	82,843.74	560	72.34
9	24	1,730,305.46	0.42	9.581	72,096.06	550	65.72
10	18	1,145,024.08	0.28	8.865	63,612.45	571	86.40
11	9	519,811.61	0.13	8.974	57,756.85	545	80.59
12	1	67,205.88	0.02	7.875	67,205.88	605	81.46
Total	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Number of 90-Day Delinquencies of the Mortgage Loans in the Past 12 Months

90-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	4,385	$389,069,825.00	94.83%	7.643%	$88,727.44	662	73.09%
1	132	8,624,518.76	2.10	8.294	65,337.26	579	73.70
2	45	2,947,263.51	0.72	9.133	65,494.74	584	68.14
3	38	2,755,517.86	0.67	8.652	72,513.63	571	82.00
4	20	1,364,756.10	0.33	8.765	68,237.81	544	81.06
5	13	1,243,110.93	0.30	9.203	95,623.92	566	77.08
6	9	1,303,907.90	0.32	10.928	144,878.66	626	47.19
7	10	663,705.71	0.16	8.610	66,370.57	547	72.61
8	16	1,393,811.18	0.34	9.878	87,113.20	563	65.71
9	12	583,786.80	0.14	8.739	48,648.90	568	91.08
10	4	313,799.59	0.08	8.748	78,449.90	550	88.44
Total	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Original Terms to Maturity of the Mortgage Loans

Original Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
12 to 59	11	$1,519,280.02	0.37%	8.928%	$138,116.37	661	78.82%
60 to 119	139	7,129,320.60	1.74	8.888	51,290.08	644	75.35
120 to 179	303	16,879,755.32	4.11	8.337	55,708.76	665	68.41
180 to 239	860	46,342,834.09	11.30	8.793	53,887.02	667	62.40
240 to 299	290	22,540,548.92	5.49	7.974	77,726.03	666	70.16
300 to 359	225	18,858,216.30	4.60	7.437	83,814.29	647	72.91
360 to 419	2,824	291,551,517.10	71.06	7.500	103,240.62	655	75.16
420 to 479	4	338,537.95	0.08	7.920	84,634.49	538	90.62
480 to 505	28	5,103,993.04	1.24	5.148	182,285.47	712	75.36
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average original term to maturity of the Mortgage Loans is approximately 318 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Remaining Terms to Maturity of the Mortgage Loans as of the Cut-off Date

Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 to 59	376	$14,008,288.71	3.41%	8.160%	$37,256.09	682	58.55%
60 to 119	758	29,153,661.87	7.11	8.610	38,461.30	662	60.98
120 to 179	743	45,453,672.45	11.08	8.417	61,175.87	658	63.93
180 to 239	388	34,488,254.33	8.41	7.805	88,887.25	662	69.14
240 to 299	533	50,997,035.49	12.43	7.431	95,679.24	648	74.26
300 to 359	1,811	224,115,262.39	54.63	7.489	123,752.22	655	77.55
360 to 419	53	7,191,328.16	1.75	8.571	135,685.44	685	77.66
420 to 474	22	4,856,499.94	1.18	5.083	220,750.00	699	77.50
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans is approximately 275 months.

Seasoning of the Mortgage Loans as of the Cut-off Date

Seasoning (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0 to 59	2,868	$312,471,584.99	76.16%	7.737%	$108,951.04	658	75.80%
60 to 119	996	60,692,125.81	14.79	7.758	60,935.87	647	69.57
120 to 179	310	20,872,327.13	5.09	7.251	67,330.09	676	60.87
180 to 239	259	11,973,020.40	2.92	6.804	46,227.88	664	54.36
240 to 299	150	3,339,911.25	0.81	9.418	22,266.08	647	42.39
300 to 359	98	894,434.61	0.22	8.631	9,126.88	681	19.13
360 to 402	3	20,599.15	0.01	9.115	6,866.38	723	8.59
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average seasoning of the Mortgage Loans is approximately 43 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Geographic Distribution of the Mortgaged Properties

Geographic Location	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Texas	902	$51,754,469.54	12.61%	8.854%	$57,377.46	640	80.00%
Florida	514	50,011,595.69	12.19	8.617	97,298.82	631	72.09
California	254	48,924,980.44	11.93	6.483	192,618.03	689	69.86
Puerto Rico	368	26,004,950.51	6.34	7.843	70,665.63	630	70.35
New York	210	24,403,055.62	5.95	7.328	116,205.03	670	71.22
Georgia	279	19,949,577.72	4.86	7.775	71,503.86	635	68.34
New Jersey	115	14,977,711.94	3.65	7.228	130,240.97	676	67.16
Arizona	305	12,418,902.13	3.03	7.512	40,717.71	680	67.24
Massachusetts	69	12,016,470.42	2.93	6.962	174,151.75	664	67.57
Pennsylvania	119	11,721,584.90	2.86	7.323	98,500.71	671	80.52
Illinois	90	10,652,703.17	2.60	7.455	118,363.37	637	78.79
Michigan	110	10,003,048.64	2.44	7.093	90,936.81	647	70.31
Virginia	61	9,293,768.69	2.27	7.213	152,356.86	671	72.50
Ohio	114	8,727,423.86	2.13	7.812	76,556.35	673	70.82
Colorado	42	7,164,576.61	1.75	6.169	170,585.16	687	67.69
North Carolina	68	6,721,618.21	1.64	7.668	98,847.33	661	79.67
Maryland	74	6,624,041.87	1.61	7.924	89,514.08	658	70.11
Nevada	46	6,427,841.13	1.57	6.782	139,735.68	700	82.24
Connecticut	37	5,527,194.23	1.35	8.377	149,383.63	683	65.35
Washington	39	5,012,191.98	1.22	7.171	128,517.74	685	74.14
Oregon	33	4,480,982.98	1.09	6.647	135,787.36	674	81.61
Utah	34	4,206,973.25	1.03	7.100	123,734.51	701	77.92
South Carolina	69	4,205,755.49	1.03	9.249	60,952.98	600	80.98
Rhode Island	15	3,698,775.84	0.90	7.854	246,585.06	693	74.95
Tennessee	69	3,515,310.52	0.86	8.666	50,946.53	613	79.91
Minnesota	21	3,483,038.42	0.85	5.875	165,858.97	685	76.83
Alabama	76	3,475,207.58	0.85	8.972	45,726.42	653	79.54
Indiana	39	3,457,253.01	0.84	8.120	88,647.51	623	77.82
Oklahoma	62	3,231,291.10	0.79	7.654	52,117.60	648	81.09
Missouri	41	2,224,935.91	0.54	8.007	54,266.73	633	75.81
New Mexico	42	2,120,374.07	0.52	8.343	50,485.10	654	75.49
Louisiana	62	2,117,767.67	0.52	9.001	34,157.54	639	68.07
West Virginia	28	1,931,010.57	0.47	7.774	68,964.66	684	70.18
Arkansas	32	1,863,806.85	0.45	8.230	58,243.96	647	88.24
Idaho	15	1,722,226.22	0.42	8.447	114,815.08	634	84.52
New Hampshire	21	1,642,292.70	0.40	8.025	78,204.41	661	67.31
Iowa	24	1,615,330.80	0.39	8.550	67,305.45	609	78.46
Kentucky	22	1,477,518.34	0.36	7.337	67,159.92	641	80.38
Wisconsin	13	1,357,587.31	0.33	8.185	104,429.79	682	70.47
Mississippi	53	1,346,067.63	0.33	9.817	25,397.50	587	61.21
District of Columbia	11	1,279,163.63	0.31	8.408	116,287.60	661	61.02
Montana	11	1,195,460.27	0.29	5.484	108,678.21	694	64.53
Hawaii	5	1,103,715.76	0.27	7.061	220,743.15	660	75.87
Maine	11	898,785.10	0.22	7.650	81,707.74	696	69.40
Delaware	12	880,170.34	0.21	8.327	73,347.53	613	72.55
Kansas	12	721,825.28	0.18	6.635	60,152.11	693	68.38
Wyoming	5	532,707.77	0.13	6.880	106,541.55	629	87.27
South Dakota	10	491,860.72	0.12	7.376	49,186.07	667	69.24
Alaska	5	465,791.81	0.11	6.122	93,158.36	676	64.03
Nebraska	7	443,644.45	0.11	7.232	63,377.78	694	87.29
Guam	1	261,230.04	0.06	4.000	261,230.04	0	58.05
Vermont	4	188,261.43	0.05	10.629	47,065.36	627	57.84
North Dakota	2	154,304.99	0.04	4.000	77,152.50	744	23.39
Virgin Islands	1	135,868.19	0.03	4.000	135,868.19	725	28.31
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

No more than approximately 0.55% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Purchase	2,985	$225,287,654.78	54.91%	7.740%	$75,473.25	656	77.33%
Cashout Refinance	1 , 082	110,486,512.56	26.93	8.000	102,113.23	649	66.97
Rate/Term Refinance	617	74,489,836.00	18.16	7.157	120,729.07	673	69.38
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Amortization Types of the Mortgage Loans

Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Fully Amortizing	4,489	$391,151,269.88	95.34%	7.632%	$87,135.50	658	73.08%
Balloon	195	19,112,733.46	4.66	9.176	98,014.02	653	73.48
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Adjustment Type of the Mortgage Loans

Adjustment Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Adjustable Rate Mortgage	1,123	$154,824,070.57	37.74%	6.771%	$137,866.49	665	70.33%
Fixed Rate Mortgage	3,561	255,439,932.77	62.26	8.270	71,732.64	653	74.78
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Loan Type of the Mortgage Loans

Loan Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Conventional w/o PMI	3,642	$340,750,562.56	83.06%	7.816%	$93,561.38	660	70.93%
Conventional w/ PMI	286	33,357,847.98	8.13	6.759	116,635.83	658	87.66
FHA	239	16,534,092.93	4.03	6.472	69,180.31	629	85.05
Contract for Deed	394	10,859,368.02	2.65	9.522	27,561.85	655	69.28
FHA Uninsured	55	5,621,886.05	1.37	6.712	102,216.11	615	86.48
VA	59	2,578,723.90	0.63	7.531	43,707.18	617	78.16
VA Uninsured	7	438,686.31	0.11	7.155	62,669.47	677	91.08
Other	2	122,835.59	0.03	9.633	61,417.80	575	80.21
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Credit Scores of the Mortgage Loans

Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Score	208	$15,309,517.40	3.73%	7.916%	$73,603.45	0	64.88%
468 to 479	5	471,866.37	0.12	9.121	94,373.27	472	76.27
480 to 519	270	17,586,763.07	4.29	9.714	65,136.16	509	75.96
520 to 539	351	22,326,720.33	5.44	9.129	63,608.89	529	76.88
540 to 559	351	21,082,007.01	5.14	8.779	60,062.70	549	75.05
560 to 579	322	21,869,223.29	5.33	8.899	67,916.84	570	75.02
580 to 599	322	19,328,916.40	4.71	8.830	60,027.69	589	75.53
600 to 619	290	20,480,348.04	4.99	8.435	70,621.89	610	74.74
620 to 639	363	30,513,670.60	7.44	7.885	84,059.70	629	74.16
640 to 659	383	39,882,638.09	9.72	7.563	104,132.21	649	76.46
660 to 679	331	36,620,963.02	8.93	7.708	110,637.35	669	73.17
680 to 699	328	37,218,810.09	9.07	7.203	113,471.98	690	74.22
700 to 719	276	29,521,919.63	7.20	6.941	106,963.48	711	73.60
720 to 739	255	31,164,647.76	7.60	6.500	122,214.30	731	73.30
740 to 759	208	22,183,832.79	5.41	6.529	106,653.04	749	71.39
760 to 779	161	22,176,389.79	5.41	6.642	137,741.55	769	64.90
780 to 799	138	14,328,471.65	3.49	6.411	103,829.50	790	66.10
800 to 819	84	6,664,400.46	1.62	6.620	79,338.10	809	65.47
820 to 839	37	1,524,931.20	0.37	6.053	41,214.36	824	50.02
840 to 842	1	7,966.35	0.00	12.000	7,966.35	842	31.87
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

As of the Cut-off Date, the weighted average credit score of the Mortgage Loans with credit scores is approximately 657.

Mortgaged Property Type of the Mortgage Loans

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Single Family	3,122	$251,258,752.12	61.24%	7.754%	$80,480.06	646	72.99%
Planned Unit Development	185	33,231,680.65	8.10	6.219	179,630.71	665	77.64
Condominium	338	25,863,747.42	6.30	7.354	76,519.96	669	71.98
2-4 Family	200	23,059,131.37	5.62	7.740	115,295.66	665	76.02
Multi-Family	67	19,976,016.62	4.87	7.880	298,149.50	713	78.42
Single Family (other)(1)	469	18,141,774.12	4.42	9.139	38,681.82	666	69.34
Commercial (other)(2)	66	13,720,151.99	3.34	7.572	207,881.09	699	59.68
Manu Housing or Mobile Home	140	8,657,865.54	2.11	8.971	61,841.90	639	79.80
Mixed-Use	30	5,175,230.48	1.26	8.948	172,507.68	699	70.91
Restaurant	11	3,622,292.17	0.88	8.680	329,299.29	656	62.59
Office	18	3,404,112.66	0.83	7.806	189,117.37	672	62.41
Retail	20	3,134,425.62	0.76	6.828	156,721.28	710	77.14
Cooperative	18	1,018,822.58	0.25	6.497	56,601.25	678	71.38
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

(1)

Includes cooperatives, undeveloped residential land, mobile housing, manufactured housing, duplexes and townhouses.

(2)

Includes day care centers, funeral homes, hotels, motels, warehouses, marinas, self-storage facilities, auto repair centers, auto sales centers, gas stations, churches, car washes, mobile home parks, industrial properties, agricultural properties and special purpose properties.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Occupancy Types of the Mortgage Loans

Occupancy Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Primary	3,401	$312,100,361.10	76.07%	7.585%	$91,767.23	650	73.65%
Investment	1 , 190	89,407,360.76	21.79	8.173	75,132.24	678	72.19
Second Home	93	8,756,281.48	2.13	7.145	94,153.56	697	62.51
Total:	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Documentation Levels of the Mortgage Loans

Documentation Levels	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Full Documentation	1,687	$158,169,378.96	38.55%	7.386%	$93,757.78	664	72.26%
Limited Documentation	1 , 426	102,129,770.21	24.89	7.884	71,619.75	653	70.95
Stated Documentation	852	76,755,459.08	18.71	8.5	90,088.57	648	72.43
Alternative Documentation	505	57,034,659.69	13.90	7.106	112,939.92	664	79.67
No Income	83	9,311,130.62	2.27	6.759	112,182.30	670	71.84
No Income No Asset	131	6,863,604.78	1.67	9.737	52,393.93	610	78.70
Total	4,684	$410,264,003.34	100.00%	7.704%	$87,588.39	657	73.10%

Indices of the Adjustable Rate Mortgage Loans

Indices	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 Year CMT	408	$56,005,868.20	36.17%	5.157%	$137,269.28	681	73.42%
Prime	306	42,865,392.89	27.69	9.258	140,082.98	636	65.82
6 Month LIBOR	257	35,055,750.61	22.64	6.888	136,403.70	646	73.52
1 Year LIBOR	25	8,766,607.97	5.66	5.046	350,664.32	713	73.69
5 Year CMT	24	4,008,983.65	2.59	7.228	167,040.99	718	63.38
COFI	43	2,473,779.81	1.60	5.268	57,529.76	685	54.83
3 Year CMT	42	2,441,882.76	1.58	6.715	58,140.07	701	57.55
1 Month LIBOR	7	2,206,787.87	1.43	4.644	315,255.41	750	57.00
6 Month CMT	4	558,727.19	0.36	7.157	139,681.80	638	76.96
2 Year CMT	5	308,819.90	0.20	10.043	61,763.98	611	70.91
1 Month CD	1	69,354.58	0.04	10.750	69,354.58	576	95.01
FNMA 30 Year Fixed Rate	1	62,115.14	0.04	8.000	62,115.14	512	65.38
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

Frequency of Mortgage Rate Adjustment (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1	12	$3,455,092.80	2.23%	4.480%	$287,924.40	721	64.85%
3	2	216,105.33	0.14	7.896	108,052.67	555	90.72
6	312	52,701,802.44	34.04	7.193	168,916.03	663	72.63
12	712	92,027,147.37	59.44	6.603	129,251.61	662	69.81
24	7	433,907.72	0.28	9.515	61,986.82	657	60.1 0
36	49	2,624,052.74	1.69	6.778	53,552.10	693	56.82
48	1	22,537.35	0.01	9.000	22,537.35	569	35.77
60	28	3,343,424.82	2.16	6.673	119,408.03	704	64.86
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

Gross Margins of the Adjustable Rate Mortgage Loans

Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Margin	48	$1,680,290.93	1.09%	5.764%	$35,006.06	715	45.66%
0.190 to 0.249	3	24,717.00	0.02	6.858	8,239.00	726	35.40
0.250 to 0.999	3	183,245.88	0.12	6.303	61,081.96	679	52.70
1.000 to 1.999	21	1,373,820.43	0.89	4.502	65,420.02	723	64.11
2.000 to 2.999	393	83,168,274.51	53.72	5.212	211,624.11	692	71.21
3.000 to 3.999	136	14,993,883.44	9.68	6.515	110,249.14	689	72.36
4.000 to 4.999	75	10,507,114.40	6.79	7.676	140,094.86	682	66.75
5.000 to 5.999	275	27,432,290.47	17.72	10.191	99,753.78	584	64.70
6.000 to 6.999	77	7,833,476.58	5.06	8.788	101,733.46	615	77.85
7.000 to 7.999	63	5,684,711.30	3.67	9.115	90,233.51	604	83.08
8.000 to 8.999	21	1,335,372.31	0.86	9.791	63,589.16	619	73.70
9.000 to 9.999	6	482,542.75	0.31	9.426	80,423.79	634	86.78
10.000 to 10.999	1	88,422.00	0.06	10.430	88,422.00	541	55.26
11.000 to 11.250	1	35,908.57	0.02	14.750	35,908.57	539	71.82
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.63% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Maximum Rate	214	$23,675,542.78	15.29%	9.136%	$110,633.38	621	62.66%
6.00 to 6.99	1	225,677.30	0.15	4.000	225,677.30	718	94.03
7.00 to 7.99	2	371,288.41	0.24	3.540	185,644.21	713	83.59
8.00 to 8.99	15	2,284,329.48	1.48	3.829	152,288.63	680	89.26
9.00 to 9.99	41	8,613,769.58	5.56	4.379	210,091.94	685	78.99
10.00 to 10.99	66	17,028,915.44	11.00	4.919	258,013.87	708	76.59
11.00 to 11.99	67	15,357,248.13	9.92	5.588	229,212.66	692	68.25
12.00 to 12.99	104	26,954,370.80	17.41	5.745	259,176.64	689	70.89
13.00 to 13.99	119	17,168,810.08	11.09	6.349	144,275.71	677	74.01
14.00 to 14.99	152	19,507,062.50	12.60	6.762	128,335.94	661	67.95
15.00 to 15.99	101	8,878,489.49	5.73	8.011	87,905.84	633	69.35
16.00 to 16.99	63	4,040,999.47	2.61	8.385	64,142.85	637	69.96
17.00 to 17.99	58	3,139,817.17	2.03	9.723	54,134.78	595	73.44
18.00 to 18.99	86	5,963,239.26	3.85	10.870	69,339.99	576	61.69
19.00 to 19.99	13	476,144.40	0.31	11.869	36,626.49	546	69.68
20.00 to 20.99	8	343,267.09	0.22	11.073	42,908.39	645	66.87
21.00 to 21.99	11	715,081.76	0.46	10.336	65,007.43	656	69.99
23.00 to 23.99	1	58,803.90	0.04	10.875	58,803.90	653	78.51
25.00	1	21,213.53	0.01	7.740	21,213.53	644	63.70
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.03% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Minimum Rate	34	$1,107,509.11	0.72%	5.278%	$32,573.80	703	40.58%
0.25 to 0.99	7	1,301,243.90	0.84	5.274	185,891.99	688	85.18
1.00 to 1.99	19	1,228,019.49	0.79	3.852	64,632.60	687	63.55
2.00 to 2.99	339	73,806,252.01	47.67	5.055	217,717.56	690	70.63
3.00 to 3.99	102	5,895,683.93	3.81	5.287	57,800.82	663	65.69
4.00 to 4.99	49	5,470,345.65	3.53	6.567	111,639.71	693	66.53
5.00 to 5.99	48	3,708,985.15	2.40	6.668	77,270.52	670	76.81
6.00 to 6.99	55	11,658,514.94	7.53	6.907	211,973.00	695	76.75
7.00 to 7.99	83	13,272,792.62	8.57	7.619	159,913.16	658	81.98
8.00 to 8.99	58	9,311,920.28	6.01	8.544	160,550.35	670	66.47
9.00 to 9.99	38	4,238,836.04	2.74	9.578	111,548.32	615	69.97
10.00 to 10.99	34	2,192,704.56	1.42	10.477	64,491.31	608	72.48
11.00 to 11.99	225	20,067,470.73	12.96	11.031	89,188.76	558	62.03
12.00 to 12.99	20	1,137,269.38	0.73	12.314	56,863.47	599	62.89
13.00 to 13.99	8	300,780.37	0.19	13.430	37,597.55	568	72.53
14.00 to 14.75	4	125,742.41	0.08	14.461	31,435.60	573	80.05
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 5.30% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 to 6	408	$48,275,611.47	31.18%	6.743%	$118,322.58	662	65.71%
7 to 12	387	35,927,116.97	23.21	7.473	92,834.93	618	68.36
13 to 18	46	5,572,995.55	3.60	7.598	121,152.08	638	79.00
19 to 24	107	24,750,939.88	15.99	7.520	231,317.20	680	75.76
25 to 30	31	4,830,044.81	3.12	5.175	155,807.90	718	76.77
31 to 36	39	6,279,983.69	4.06	7.216	161,025.22	686	76.78
37 to 42	7	1,086,850.19	0.70	6.721	155,264.31	712	67.73
43 to 48	20	6,230,475.59	4.02	5.673	311,523.78	681	62.74
49 to 54	40	11,331,091.06	7.32	4.740	283,277.28	709	75.26
55 to 60	20	4,872,433.80	3.15	5.553	243,621.69	698	73.79
61 to 66	1	198,522.37	0.13	6.250	198,522.37	768	77.85
67 to 72	5	2,105,298.03	1.36	5.304	421,059.61	679	78.26
73 to 78	6	1,056,556.62	0.68	5.228	176,092.77	713	74.79
79 to 84	5	1,983,450.54	1.28	6.304	396,690.11	760	65.92
109 to 114	1	322,700.00	0.21	5.375	322,700.00	748	79.09
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 20 months.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, Series 2004-A TOTAL COLLATERAL SUMMARY

Periodic Caps of the Adjustable Rate Mortgage Loans

Periodic Caps(%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Periodic Cap	281	$29,940,432.09	19.34%	8.890%	$106,549.58	614	59.79%
1.000	333	37,990,807.78	24.54	7.189	114,086.51	642	77.69
1.001 to 1.250	2	569,992.11	0.37	4.502	284,996.06	696	73.02
1.251 to 1.500	59	11,329,387.84	7.32	7.463	192,023.52	692	80.55
1.751 to 2.000	426	71,726,276.24	46.33	5.653	168,371.54	691	69.36
2.001 to 2.250	1	649,837.46	0.42	6.000	649,837.46	690	67.52
2.251 to 2.500	5	360,568.59	0.23	6.078	72,113.72	656	50.02
2.751 to 3.000	8	224,479.30	0.14	5.560	28,059.91	644	42.29
3.751 to 4.000	1	77,036.08	0.05	10.900	77,036.08	783	37.95
4.751 to 5.000	6	1,767,312.02	1.14	4.230	294,552.00	729	75.52
7.251 to 7.500	1	187,941.06	0.12	4.250	187,941.06	666	53.70
Total:	1,123	$154,824,070.57	100.00%	6.771%	$137,866.49	665	70.33%

As of the Cut-off Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.703% per annum.

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.